Janus Investment Fund

Supplement dated May 17, 2024

to Currently Effective Prospectuses

Effective immediately, the prospectuses for the series of Janus Investment Fund will be amended as follows:

1.

Under “Excessive Trading – Excessive and Short-Term Trading Policies and Procedures” in the Shareholder’s Guide or Shareholder’s Manual sections of the Funds’ prospectuses, as applicable, the following paragraphs replace the corresponding paragraphs in their entirety:

The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies and procedures may be cancelled or rescinded by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Investors should be aware that the Funds are also available for purchase through third party intermediaries.

The Janus Henderson funds attempt to deter excessive trading through at least the following methods:

• exchange limitations as described under “Exchanges”;

• fair valuation of securities as described under “Pricing of Fund Shares”; and

• trade monitoring.

The Funds monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Funds at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund.

The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.

Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

In an attempt to deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Generally, the Funds’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) transactions in the Funds by a collective investment trust managed by the Adviser; (iv) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with target allocations; and (v) systematic purchase, exchange, or redemption programs.

The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson Asia Equity Fund

Supplement dated May 17, 2024

to Currently Effective Prospectuses

and Statement of Additional Information

At a meeting of the Board of Trustees (the “Trustees”) of Janus Investment Fund on May 14, 2024, the Trustees approved a plan to liquidate and terminate Janus Henderson Asia Equity Fund (the “Fund”), with such liquidation effective on or about July 30, 2024 (the “Liquidation Date”). The termination of the Fund is expected to occur as soon as practicable following the Liquidation Date.

Effective on or about May 31, 2024, the Fund will no longer accept investments by new shareholders. It is expected that the Fund will be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus Henderson fund for which they are eligible to purchase at any time prior to the Liquidation Date. Effective on or about May 31, 2024, any applicable contingent deferred sales charges (CDSCs) charged by the Fund will be waived for redemptions or exchanges. Exchanges by Class A shareholders into Class A Shares of another Janus Henderson fund are not subject to any applicable initial sales charge. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will generally be automatically redeemed and proceeds will be sent to the shareholder of record. For shareholders holding shares through an intermediary, check with your intermediary regarding its fund liquidation policies and other Janus Henderson funds and share classes offered through your intermediary. For shareholders of Class D Shares investing through a tax-deferred account, shares will be exchanged for shares of Janus Henderson Government Money Market Fund as soon as practicable following the Liquidation Date.

To prepare for the closing and liquidation of the Fund, portfolio management expects to increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund will likely deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective during its liquidation.

Additionally, any asset reductions and increases in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect performance.

Unless shares of the Fund are held in a tax-deferred account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

Shareholders may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Please retain this Supplement with your records.